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================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 15, 2003


                         THE ELDER-BEERMAN STORES CORP.
             (Exact Name of Registrant as Specified in Its Charter)


           Ohio                          0-02788                 31-0271980
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                                3155 El-Bee Road
                               Dayton, Ohio 45439
          (Address, including Zip Code, of Principal Executive Offices)


                                  937-296-2700
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On September 16, 2003, The Elder-Beerman Stores Corp. issued a press release announcing that it executed an Agreement and Plan of Merger with The Bon-Ton Stores, Inc. and Elder Acquisition Corp. Copies of the agreement and press release are filed as Exhibits 2.1 and 99.1 to this Form 8-K, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    2.1 Agreement and Plan of Merger, dated September 15, 2003, by and among The Elder-Beerman Stores Corp., The Bon-Ton Stores, Inc. and Elder Acquisition Corp.

    2.2 List briefly identifying the contents of all omitted schedules to the Agreement and Plan of Merger, dated September 15, 2003, by and among The Elder-Beerman Stores Corp., The Bon-Ton Stores, Inc. and Elder Acquisition Corp.

    99.1 Press release, dated September 16, 2003 (incorporated by reference to the press release filed under cover of Schedule 14D-9 by The Elder-Beerman Stores Corp. on September 16, 2003).

     The schedules attached to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Copies of these schedules will be provided to the Securities and Exchange Commission upon request. A list briefly identifying the contents of all omitted schedules to Exhibit 2.1 has been filed as Exhibit 2.2 hereto.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE ELDER-BEERMAN STORES CORP.


Date: September 16, 2003              By: /s/ Edward A. Tomechko
                                      ------------------------------------------
                                      Name: Edward A. Tomechko
                                      Title: Executive Vice President - Chief
                                      Financial Officer, Treasurer and Secretary


















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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit Description
------            -------------------

2.1 Agreement and Plan of Merger, dated September 15, 2003, by and among The Elder-Beerman Stores Corp., The Bon-Ton Stores, Inc. and Elder Acquisition Corp.

2.2 List briefly identifying the contents of all omitted schedules to the Agreement and Plan of Merger, dated September 15, 2003, by and among The Elder-Beerman Stores Corp., The Bon-Ton Stores, Inc. and Elder Acquisition Corp.

99.1 Press release, dated September 16, 2003 (incorporated by reference to the press release filed under cover of Schedule 14D-9 by The Elder-Beerman Stores Corp. on September 16, 2003).

     The schedules attached to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Copies of these schedules will be provided to the Securities and Exchange Commission upon request. A list briefly identifying the contents of all omitted schedules to Exhibit 2.1 has been filed as Exhibit 2.2 hereto.